1 EARNINGS PRESENTATION 2Q 2022 A u g u s t 4 , 2 0 2 2

2 This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the duration and severity of the current novel coronavirus (COVID-19) pandemic, driven by, among other factors, the treatment developments and public adoption rates and effectiveness of COVID-19 vaccines against emerging variants of COVID-19; the impact of the COVID-19 pandemic on the global market, economic and environmental conditions generally and in the digital and communications technology and investment management sectors; the effect of COVID-19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments, as well as the increased risk of claims, litigation and regulatory proceedings and uncertainty that may adversely affect the Company; our status as an owner, operator and investment manager of digital infrastructure and real estate and our ability to manage any related conflicts of interest; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the impact of initiatives related to our digital transformation, including the strategic investment by Wafra and the formation of certain other investment management platforms, on our growth and earnings profile; whether the transaction with AMP Capital will be completed within the time frame and on the terms anticipated or at all, and whether we will realize any of the anticipated benefits from the transaction; our ability to continue to achieve the same levels of AUM growth we have achieved over the last 3 years; the ability of our future returns on investment to match our recent returns on investment; our ability to achieve our projected FFEUM growth at all or on the timing anticipated; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital IM and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as BRSP) to execute their business strategies; BRSP's trading price and its impact on the carrying value of the Company's investment in BRSP, including whether the Company will recognize further other-than-temporary impairment on its investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity, as well as the cash provided by these investments and available for distribution; our ability to raise new investment funds and vehicles and transfer warehoused investments; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; our ability to achieve anticipated MOIC and balance sheet proceeds from the DataBank transaction; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the expected warehouse fees for holding such assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international macroeconomic factors, including those resulting from the COVID-19 pandemic, supply chain difficulties, inflation, a potential economic slowdown or recession; the impact of legislative, regulatory and competitive changes; the impact of our transition from a REIT to a C-corporation for tax purposes, and the related liability for corporate and other taxes; whether we will be able to utilize existing tax attributes to offset taxable income to the extent contemplated; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; and our understanding of our competition; and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, each under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Company is under no duty to update any of these forward- looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially. The appendices herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the appendices. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

3 AGENDA 1 2 3 4UPGRADED ROADMAP BUSINESS UPDATE FINANCIAL RESULTS EXECUTING THE DIGITAL PLAYBOOK

4 1 DBRG UPGRADED ROADMAP

DBRG UPGRADED STRATEGIC ROADMAP

Doubling Investment Management (IM) Business in the next 3 years by SCALING our *high growth* Investment Management Platform - complemented by steady growth of Digital Operating segment

Stage I The Transition *(2019 - 2021)*	Stage II The Acceleration *(2021, 2022, 2023)*	YOU ARE HERE	Stage II+ Scaling and Capital Formation

ROTATION
TO DIGITAL INFRASTRUCTURE

SOLD LEGACY REAL ESTATE

- Hospitality Real Estate
- Healthcare Real Estate
- Other Equity and Debt
- Industrial Real Estate
- BrightSpire Management
- Legacy Invest. Management

$2B Capital

Digital Firepower

UNLOCKED
INVESTMENT MANAGEMENT (IM) BUSINESS

Strategic Corporate Actions

C-Corp transition and repurchase of minority stake in IM platform provide flexibility to continue rapid IM growth

SCALING
FAST GROWTH INVESTMENT MANAGEMENT (IM)
STEADY & STABLE GROWTH DIGITAL OPERATING



RAPID GROWTH IN IM PLATFORM
>2x FEEUM in Next 3 Years
Extend Existing & New Offerings
Steady Digital Operating Growth

DIGITALBRIDGE Note: The Company undertakes no obligation to provide updated projections on a quarterly or other basis

5

6 IM GROWTH POTENTIAL UNLOCKED – 2X FEEUM GROWTH (1) Pro forma for AMP Capital transaction Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. Additionally, The Company undertakes no obligation to provide updated projections on a quarterly or other basis $100B+ AUM >20% CAGR $55B(1) AUM AUM FEEUM >2x FEEUM $23B(1) FEEUM $50B+ FEEUM 3 Years Value creation at DBRG over the next 3 years to be driven by strong capital formation from new and existing flagship fund offerings. Growing Secular Demand • Persistent demand for Digital Infrastructure asset class continues to grow • Institutional investors remain under-allocated and DBRG is the Partner of Choice Building the Full Stack • ‘FULL STACK’ strategic profile expands TAM creating more capacity • Flagship fund strategy presents opportunity for step-function growth INVESTMENT MANAGEMENT

7 WHAT DOES 2X FEEUM TRANSLATE INTO? FEEUM growth translates simply into significant incremental revenue and earnings (1) Pro forma for AMP Capital transaction Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. Additionally, The Company undertakes no obligation to provide updated projections on a quarterly or other basis AUM 3 Years FEEUM GROWTH + $27B FEEUM + $240M REVENUE + $170M Incremental FRE 2x $23B(1) FEEUM $50B+ FEEUM >2x FEEUM @ 90 bps Avg. Fee Rate @ 70% Incremental Margin INVESTMENT MANAGEMENT SIMPLE ALGORITHM Illustrative Example

8 $6.8 $12.8 $18.3 $25B+(1) 2019 2020 2021 2022E >3X FEEUM over past 3 years driven by secular tailwinds and DBRG strategic position as ‘Partner of Choice’ ROADMAP CONSISTENT WITH OUR TRACK RECORD $13.5B $30.0B $45.3B $65B+(1) FEEUM Sources: DigitalBridge Note: The Company undertakes no obligation to provide updated projections on a quarterly or other basis (1) Pro forma YE 2022 AUM & FEEUM, include projections for announced transactions (AMP Capital, Switch and GD Towers) and the success of previously anticipated fundraising INVESTMENT MANAGEMENT 2x FEEUM GROWTH NEXT 3 YEARS EARNINGS DRIVEN VALUATION UPDATED GUIDANCE 23-25 CAPITAL ALLOCATION FRAMEWORK 2023 2025 UPGRADED ROADMAP DIGITAL AUM FEEUM $

STRATEGIC CAPITAL ALLOCATION PRIORITIES

With Wafra transaction close ($0.4B) in 2Q, DBRG has $0.9B to redeploy, we have earmarked 3 simple uses: Strategic Digital M&A, Capital Structure Optimization, and Share Repurchases & Dividends

SOURCES & USES

($ in millions)



$230
$230
($320)
$620
($300)
$440
$900
Current Liquidity
DataBank Recap(1)
AMP Capital Acquisition
Return of Warehoused Investments(2)
Future GP Investments
BRSP Shares & Legacy
Digital Firepower



$900M
1 Strategic Digital M&A
2 Capital Structure Optimization
3 Share Repurchases & Dividends

CAPITAL ALLOCATION FRAMEWORK

(1) Reflects preliminary syndication estimates, currently $230M agreed in original Swiss Life agreement
(2) Includes investments for soon to close strategies, including the previously announced Credit and Core vehicles

DIGITALBRIDGE 9

A MORE SCALABLE ROADMAP – AN UPDATED BUSINESS MIX

Rebalancing our Business Mix to an asset-light model is driven by reallocating capital to our high-growth, scalable Digital Investment Management platform

Target[2]: $300M

$100 Digital Investment Management [1]

$200 Digital Operating

Original[3] 2023 EBITDA Projection

UPGRADED ROADMAP

FINANCIAL IMPLICATIONS

+$70M incremental EBITDA, **$715M** of Balance Sheet capital allocated to complete Wafra and AMPCAPITAL transactions

STRUCTURAL IMPLICATIONS

Greater Alignment - Balance Sheet is **Partner** rather than competitor to Digital IM platform

Accelerates Full Stack – Balance sheet can be leveraged to accelerate growth of new offerings through GP commitments, warehousing and co-investments

Still Targeting[2] $300M+

$185 Digital Investment Management [1]

~$60 Digital M&A/TBD

$55 Digital Operating

Current[4] 2023 EBITDA Projection

AN IM LEVERED BUSINESS

- Faster Growth
- Lower capital intensity/leverage
- Highly Scalable

$0.9B+ firepower left to generate ~$60M of incremental digital earnings...

1) Digital IM excludes incentive fee income to be consistent with the presentation of FRE / Adjusted EBITDA
2) Includes mid-point projections for Digital Operating, Digital Investment Management and future M&A. Excludes Corporate and Other segment
3) Original projection provided in DBRG's 4Q21 Earnings Presentation
4) Includes current run-rate forecast for recent and pending acquisitions

DIGITALBRIDGE

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the end of this presentation. Additionally, The Company undertakes no obligation to provide updated projections on a quarterly or other basis.

10

11 2 BUSINESS UPDATE

ADVERSITY PRESENTS OPPORTUNITY

3 Decades of experience operating through different market cycles and economic conditions

THE DIGITALBRIDGE PERSPECTIVE

Ability to Differentiate – Great chance to out-execute the competition – who is delivering for customers?

Logic of Outsourcing - Capital scarcity drives increased outsourcing, shared-infra model makes even more sense, we are seeing this already

More Rational Pricing – As a net buyer, lower prices drive better long-term returns...this is good for us!

Partner of Choice - Institutional investors allocating only to their trusted names... We believe DigitalBridge is Partner of Choice in digital infra-asset class

INFLATION

Impacts: Higher construction materials costs, increased wages

- *Digital Real Estate/Asset Values Rise*

INTEREST RATES

Impacts: Portco / Corporate borrowing costs

- *Adjust Hurdle Rates, More Rational Pricing*

SUPPLY CHAIN

Impacts: Construction delays for selected / specialty parts

- *Leverage Scale to Front of Line*

GEOPOLITICS

Impacts: European energy prices

- *Power pass throughs;*
  No Ukraine/Russia Exposure

U.S. Inflation 2021 - 2022



7.5% → 9.1%

U.S. 10 Year Treasury



1.51% → 2.95%

DIGITALBRIDGE

12

13 PORTFOLIO PERFORMING WELL DESPITE MACRO ENVIRONMENT DigitalBridge’s diversified portfolio of digital infrastructure businesses continues to deliver solid growth with current and leading indicators in positive territory. Towers Data Centers Small Cells Fiber Investment Management Portfolio Performance Stats Digital Operating Portfolio Performance Stats 6.1x 2Q BOOKINGS MRR YoY Small Cell 6/30/21 6/30/22 % Change Revenue (consolidated) $189M $228M 20% EBITDA (consolidated) $82M $101M 23% MRR (LQA) $750M $892M 19% Number of Data Centers 76 82 8% Leased Square Feet 1.4M 1.8M 26% Bookings (LQA) $16M $57M 246% 2.7x 2Q BOOKINGS MRR YoY +28% 2Q BOOKINGS MRR YoY +5% 2Q BOOKINGS MRR YoY

CAPITAL FORMATION: FIRST COMMITMENTS TO NEW STRATEGIES

Closed initial commitments on Core and Credit strategies...building momentum into the second half of 2022. Success with 'FULL STACK' approach and co-invest opportunities position DBRG to exceed '22 target.

Credit Fund – Initial Commitments
Initial commitments of ~$0.3B for DigitalBridge Credit Fund; expected to be seeded with warehoused credit investments from balance sheet

Core Fund – Initial Commitments
Initial commitments of ~$0.3B for DigitalBridge Strategic Asset Fund, expected to be seeded with the Telenet TowerCo, currently warehoused on the balance sheet

DataBank Recapitalization
Swiss Life-Led consortium acquired 27% equity interest in DataBank for ~$1.2B in cash from existing investors


2/3 to Target at half-way point
Target
$2.3B
$0.3B
$0.3B
$1.2B
$0.5B
$3.8B midpoint
Credit
Core
Co-Invest
1Q22
1Q22
1H22
FY 2022E

DIGITALBRIDGE

Note: The Company undertakes no obligation to provide updated projections on a quarterly or other basis

14

DBRG 2Q22 - ESTABLISHING NEW SIGNATURE PLATFORMS

During 2Q, DigitalBridge continued to reinforce its position as a leader in digital infrastructure globally, establishing two new signature platforms in addition to ongoing investment in existing portfolio companies

BUILDING/GROWING EXISTING PLATFORMS

edgepoint

Enters Philippine market with the acquisition of PLDT Group portfolio of 2,934 sites

TRANSACTION:	Growth M&A
REGION:	SouthEast Asia
DATE:	July 2022
ASSET:	TowerCo

DATABANK

DigitalBridge to support next phase of value creation alongside Swiss Life-led consortium acquiring 27% equity interest in DataBank

TRANSACTION:	Recapitalization
REGION:	North America
DATE:	June 2022
ASSET:	Data centers

ESTABLISHING NEW SIGNATURE PLATFORMS

switch

$11B

Transaction Value

PREMIER PRIVATE CLOUD DATA CENTER BUSINESS POISED TO SCALE

REGION:	North America
DATE:	May 2022
ASSET:	Data centers

Deutsche Telekom

$17.5B

Transaction Value

GD Towers Portfolio

LEADING EUROPEAN TOWERCO BACKED BY #1 CARRIER IN GERMANY

REGION:	Europe
DATE:	July 2022
ASSET:	TowerCo

DIGITALBRIDGE

15

CREATING SHAREHOLDER VALUE

DigitalBridge continues to leverage its balance sheet to create value for DBRG shareholders

BUILDING/GROWING EXISTING PLATFORMS

DATA BANK

+$230M
Recap

27% equity interest sale in DataBank to a consortium led by Swiss Life AM

Creates long-term continuation vehicle	✓ Harvests significant profit at attractive valuation (recycling into new Digital M&A) ✓ Maintains exposure to next stage of DataBank's growth including participation in carried interest
Balance Sheet Proceeds	Initial ~$230M, up to $400M+
Value Accretion	1.9x MOIC in ~3 Years

ESTABLISHING NEW STRATEGIES

telenet

+$290M
Acquisition

DBRG finalized the €745M acquisition of Telenet's tower business

Warehouse investment to seed new strategies	✓ DBRG receives earnings during hold period AND warehousing fee
Balance Sheet Commitment	$290M
Expected Return/Hold	5% yield + warehouse fee (~ 6 Months)

DIGITALBRIDGE
16

17 3 2Q22 FINANCIAL RESULTS

18 2Q 2022 FINANCIAL OVERVIEW Note: All $ in millions except per share & AUM TOTAL COMPANY 2Q21 2Q22 % Change from 2Q21 2Q21 LTM 2Q22 LTM % Change from 2Q21 LTM Consolidated Revenues $237.2 $289.4 +22% $736.2 $1,054.9 +43% DBRG OP Share of Revenues $66.7 $90.9 +36% $189.1 $319.1 +69% Net Income (DBRG Shareholder) ($141.3) ($37.3) ($752.4) ($279.3) Per Share ($0.29) ($0.06) ($1.59) ($0.51) Adjusted EBITDA (DBRG OP Share) $15.4 $30.9 +101% $20.0 $90.0 +351% Distributable Earnings ($5.6) $7.6 ($72.2) $4.5 Digital AUM ($B) $34.9 $47.9 +37% $34.9 $47.9 +37% Revenues, earnings and cash flows continue their positive trajectory on a year-over-year basis as both Digital Investment Management and Digital Operating segments contribute to industry leading growth

19 2Q 2022 SEGMENT EARNINGS – INVESTMENT MANAGEMENT NOTE: All $ in millions except FEEUM DIGITAL INVESTMENT MANAGEMENT 2Q21 2Q22 % Change from 2Q21 2Q21 LTM 2Q22 LTM % Change from 2Q21 LTM Consolidated Revenues $46.9 $46.1 (2%) $123.6 $204.7 +66% Fee Related Earnings (FRE) $27.7 $25.5 (8%) $65.0 $118.5 +82% DBRG OP Share Revenue $33.4 $37.9 +13% $86.3 $145.5 +69% FRE $19.5 $20.8 +7% $45.1 $84.4 +87% FEEUM ($B) $14.5 $19.0 +31% $14.5 $19.0 +31% Average Fee Rate 0.9% 0.9% 0.9% 0.9% Prior year 2Q21 figures include $8.1M of 1x Catch-Up Fees on a consolidated basis, which flow through at 100% margin to FRE. Excluding Catch-Up Fees, Consolidated Revenues increased by 18% and FRE by 28% YoY. At DBRG OP Share, Fee Revenues increased 35% and FRE increased by 47%. During 2Q22, excluding 1x Catch-Up Fees from 2Q21, DigitalBridge continued to grow IM revenue and earnings rapidly, driven by higher levels of FEEUM and operating leverage improvements.

20 2Q 2022 SEGMENT EARNINGS – DIGITAL OPERATING NOTE: All $ in millions Earnings from Digital Operating investments, DataBank and Vantage SDC, continued to contribute positive earnings growth driven by continued lease-up at Vantage SDC and Houston data center additions at DataBank. DIGITAL OPERATING 2Q21 2Q22 % Change from 2Q21 2Q21 LTM 2Q22 LTM % Change from 2Q21 LTM Consolidated Revenues $189.1 $227.7 +20% $604.4 $815.1 +35% Consolidated Adjusted EBITDA $82.0 $101.3 +23% $269.2 $355.4 +32% DBRG OP Share Revenues $32.6 $40.8 +25% $102.0 $143.5 +41% Adjusted EBITDA $13.8 $17.6 +28% $44.3 $61.0 +38% MRR $750 $892 +19% $750 $892 +19%

STABILIZED GROWTH

Digital IM and Digital Operating divisions have continued to grow consistently with 'lower left to upper right trajectory'

Digital Investment Management


Annualized Fee Revenue
Annualized FRE
DBRG SHARE
EXCLUDES 31.5% MINORITY INTEREST
UNTIL MAY 2022 CONVERSION
EXCLUDES 1X ITEMS
$54M $58M $69M $85M $94M $106M $120M $120M $148M $240M
$29M $32M $33M $48M $53M $60M $73M $69M $83M $125M
2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 PF (1)

As a result of the purchase of the Global Infrastructure business from AMP Capital, annualized FRE now exceeds the $120M midpoint of 2022 FRE guidance

Digital Operating


Annualized Revenue
Annualized EBITDA
DBRG SHARE
100% ATTRIBUTABLE TO DBRG
$34M $62M $84M $131M $131M $132M $138M $145M $160M
$13M $28M $39M $56M $55M $56M $60M $62M $68M
2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

Continued growth in Digital Operating driven primarily by successful M&A at Vantage SDC and DataBank

DIGITALBRIDGE

(1) Includes pro-forma run rate adjustments for the acquisition of the 31.5% minority interest completed in May 2022 and for the AMP Capital transaction; The purchase of the AMP Capital business is currently under contract and expected to close by the end of the year; The purchase of the AMP Capital business is subject to customary regulatory closing conditions. We can provide no assurance that it will close on the timing anticipated or at all.

21

GUIDANCE UPDATE – 2023 & 2025

Introducing updated 2023 & 2025 targets consistent with upgraded strategic roadmap, projected doubling of FEEUM over next three years and impacts of Wafra and AMP Capital transactions.

	2023		2025	
	Previous	Update	Previous	Update
Digital IM Fee Revenue	$220 - $260M *$240 mid-point*	$300 - $360M *$330 mid-point*	$270 - $330M *$300 mid-point*	$460 - $520M *$490 mid-point*
Digital IM FRE (earnings)	$130 - $160M *$145 mid-point*	$175 - $195M *$185 mid-point*	$165 - $215M *$190 mid-point*	$270 - $310M *$290 mid-point*
Average (mid) / Ending FEEUM (Implied)	$25B / $26-28B	$38B / $36-40B	$32B / $34-38B	$55B / $52-$58B
Digital Operating Revenue (DBRG Share)[1]	$400 - $500M *$450 mid-point*	$130 - $145M *$138 mid-point*	$500 - $600M *$550 mid-point*	$160 - $175M *$168 mid-point*
Digital Operating EBITDA (DBRG Share)[1]	$175 - $225M *$200 mid-point*	$50 - $60M *$55 mid-point*	$225 - $275M *$250 mid-point*	$65 - $75M *$70 mid-point*
Digital M&A / TBD		$55 - $65M *$60 mid-point*		$65 - $75M *$70 mid-point*
Total Segment Level EBITDA (DBRG Share)	$300M	$300M	$440M	$430M
Digital Operating Maint. Capex (DBRG Share)		$5-10M		$7-12M

(1) Assumes ownership interests in DataBank will be reduced to 15.5% as part of the previously announced recapitalization.

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. Includes the purchase of the AMP Capital business is currently under contract and expected to close by the end of the year; The purchase of the AMP Capital business is subject to customary regulatory closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. Additionally, The Company undertakes no obligation to provide updated projections on a quarterly or other basis.

DIGITALBRIDGE
22

EVOLUTION TO AN EARNINGS-DRIVEN VALUATION FRAMEWORK

DigitalBridge has transitioned from a valuation framework based on net asset value to a framework based primarily on earnings-driven value. Three of the four principal components of value at DBRG today are earnings driven.

EARNINGS DRIVEN

1 +

FEE RELATED EARNINGS ("FRE") VALUE

- Predictable and growing management fee streams associated with long-dated funds
- Valued on multiple of FRE basis, consistent with other alternative asset managers, adjusted for DBRG growth & margin profile
- **Simple Algorithm:** FEEUM multiplied by Average Fee Rate margin at IM business

2 +

DIGITAL OPERATING VALUE

- Predictable and growing earnings, generated by Digital Operating assets
- Minority interest in DataBank and Vantage SDC
- Valued on multiple of EBITDA, consistent with comparable digital REITs, Data Centers in particular

3 +

PERFORMANCE FEES on INVESTMENT MANAGEMENT BUSINESS

Digital IM

- DigitalBridge investors participate in performance fees (carried interest) via balance sheet investments in fund vehicles
- Future value based on illustrative assumptions in discounted cash flow framework

4

EMBEDDED BALANCE SHEET VALUE

NAV

- GP Investments, Warehoused Investments, BrightSpire Shares, Remaining Legacy Investments
- Cash, Net Assets, Corporate Debt, Preferred Equity

=

CURRENT FAIR VALUE OF DBRG

DIGITALBRIDGE
23

24 VALUATION FRAMEWORK: SUM-OF-THE-PARTS (SOTP) OTHER NET ASSET VALUE 4 Digital Principal Investments GP Investments (DBRG Investment in our funds) $218 Warehouse Investments (held to seed new strategies) 591 Total Digital Principal Investments $809 Legacy BRSP Shares (35M shares @ $8.62)(1) $302 Corporate & Other Non-Digital Assets 169 Wellness Infrastructure Promissory Note 144 Total Legacy $615 Net Corporate Assets 56 Total Corporate & Other Asset Value $1,480 (1) BRSP share price as of market close on 8/3/2022 (2) Excludes $78.4M of debt in relation to an assumed exchange of the Company's remaining in-the-money 5.75% senior notes for 34.1 million class A shares. ($ in millions) Corporate Debt & Preferred Equity 2023 Converts (Due in April 2023) ($200) Fund Fee Securitization (300) Variable Funding Notes ($230M Available) (70) Preferred Equity (884) Total Corporate Debt & Preferred Equity(2) ($1,454) Assets Liabilities ($ in millions)

25 4 EXECUTING THE DIGITAL PLAYBOOK

26 Pair capital and operating expertise with the right strategic business plan built around both greenfield and strategic M&A – Build & Buy Customer-driven investment framework that allocates capital and resources to support network growth PHASE 1: ESTABLISH PLATFORM PHASE 2: TRANSFORM AND SCALE PHASE 3: FOLLOW THE LOGOS DIGITALBRIDGE IS A BUSINESS BUILDER IN DIGITAL INFRA The DigitalBridge Platform Strategy leverages proven playbooks to extend the global-reach businesses growing EBITDA through portfolio expansion The business model is investment management-focused, but value creation is driven by our expertise building digital infrastructure businesses Identify and acquire the right platform and team to capitalize on unique digital infrastructure opportunities

STAGE 3: VANTAGE – LEADING GLOBAL HYPERSCALE PROVIDER

After partnering with DigitalBridge, Vantage has built a state-of-the-art data center platform serving hyperscalers, cloud providers and large enterprises across 17 markets globally


Quincy, WA
Santa Clara, CA
U.S.
5 years
North America
Quincy, WA
Santa Clara, CA
Phoenix, AZ
Montreal, Canada
Quebec City, Canada
Northern VA
APAC
Tokyo, Japan
Osaka, Japan
On Lok, Hong Kong
Fo Tan, Hong Kong
Kwai Chung, Hong Kong
Tsuen Wan West, Hong Kong
Cyberjaya, Malaysia
Melbourne, Australia
Europe
Frankfurt, Germany
Berlin, Germany
Warsaw, Poland
Cardiff, UK
Zurich, Switzerland
Milan, Italy

2016

2	3	66 MW
US Markets Served	Campuses	In-Place Capacity

2022

~7x	5	25	1.5+ GW
EBITDA Growth	Continents	Campuses	Potential Capacity

DIGITALBRIDGE

27

Strictly Private and Confidential 28 PHASE 3: DATABANK – A LEADER AT THE EDGE… A Premier Edge Platform Positioned To Benefit From the Substantial Secular Growth In Edge Computing 2022 8x EBITDA Growth 64 Current U.S. Facilities 26 US Markets Served 200+ MW In-Place Capacity 6 Facilities 3 US Markets Served 34 MW In-Place Capacity 2016 U.S. 6 years

PHASE 2: EDGEPOINT – LEADING SE ASIAN TOWER PLATFORM

In under 18 months, EdgePoint Infrastructure has become one of the largest multi-country wireless tower operators in Southeast Asia with more than 13,000 towers across Indonesia, Malaysia and the Philippines.

ASIA PACIFIC


Indonesia


Philippines
~3,000 towers
Malaysia
~870 towers
Indonesia
~8,700 towers
~860 DAS sites

Feb 2021

1	~4,660
Market Served	Towers and DAS Sites

June 2022 Pro Forma

~2.8x	3	~13,500	~1,800
PF TCF Growth	Markets Served	Towers and DAS Sites	MNO BTS Commitment

Note: Tower count and TCF pro forma for acquisitions that have signed and in the process of closing

DIGITALBRIDGE
Strictly Private and Confidential 29

EXECUTION MATTERS

In 2022 | DBRG has continued to deliver on its commitments to our shareholders, proving out our business model and creating returns

DATABANK
- 1.9x MOIC for Balance Sheet[1]

Wildstone
- 1st Exit in DBP I[2]

telenet
- Closed SAF Fund

everstream
FASTER FIBER. BETTER BUSINESS.
- Credit Fund Operational

Deutsche Telekom
switch
- DBP II over 90% Committed[3]

$ 2.3 B
- YTD FEEUM Ahead of Schedule

Note: Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.
(1) Reflects terms of original Swiss Life agreement as previously announced. Remains subject to customary regulatory closing conditions including receipt of required regulatory approvals.
(2) The sale of Wildstone was signed on August 1, 2022; Deal expected to close within the next month and remains subject to customary regulatory closing conditions.
(3) DBP II commitment considers pending target syndications of current deals

DIGITALBRIDGE Strictly Private and Confidential 30

31 DigitalBridge (NYSE: DBRG) is the leading global digital infrastructure investor, managing and operating assets across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure DigitalBridge is the infrastructure partner to the Digital Economy Miami, FL

32 4 Q&A SESSION

33Strictly Private and Confidential 5 APPENDIX

NON-GAAP RECONCILIATIONS

($ in thousands)	2Q22 LTM	2Q22	1Q22	4Q21	3Q21	2Q21 LTM	2Q21	1Q21	4Q20	3Q20
Net income (loss) attributable to common stockholders	$ (279,287)	$ (37,321)	$ (262,316)	$ (20,686)	$ 41,036	$ (752,425)	$ (141,260)	$ (264,806)	$ (140,575)	$ (205,784)
Net income (loss) attributable to noncontrolling common interests in Operating Company	(23,587)	(3,090)	(22,862)	(1,946)	4,311	(80,938)	(14,980)	(27,896)	(15,411)	(22,651)
Net income (loss) attributable to common interests in Operating Company and common stockholders	**(302,874)**	**(40,411)**	**(285,178)**	**(22,632)**	**45,347**	**(833,363)**	**(156,240)**	**(292,702)**	**(155,986)**	**(228,435)**
Adjustments for Distributable Earnings (DE):										
Transaction-related and restructuring charges	103,446	29,300	24,668	29,977	19,501	74,587	5,174	34,482	21,887	13,044
segment	102,365	13,433	130,224	(52,611)	11,319	394,982	(151,773)	267,812	193,948	84,995
Net unrealized carried interest	(81,025)	(58,775)	13,078	(7,375)	(27,953)	(17,200)	(6,485)	189	(5,734)	(5,170)
Equity-based compensation expense	56,518	9,344	18,720	19,416	9,038	47,108	11,642	19,299	8,288	7,879
Depreciation and amortization	576,032	155,909	132,876	147,137	140,110	689,743	170,454	205,325	141,130	172,834
Straight-line rent revenue and expense	(9,415)	(2,956)	(2,548)	(1,986)	(1,925)	2,232	(2,309)	17,225	(6,403)	(6,281)
Amortization of acquired above- and below-market lease values, net	(763)	(10)	(248)	(333)	(172)	1,838	(1,498)	6,005	(1,229)	(1,440)
Impairment loss	(12,959)	12,184	23,799	(40,732)	(8,210)	525,737	242,903	106,077	31,365	145,392
Gain from sales of real estate	(708)	-	3	(197)	(514)	(79,969)	(2,969)	(38,102)	(26,566)	(12,332)
Non-revenue enhancing capital expenditures	(17,195)	(13,377)	(1,372)	(1,097)	(1,349)	(1,523)	(764)	(226)	(233)	(300)
Debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts	148,039	5,238	98,465	36,685	7,651	85,153	10,196	45,627	25,034	4,296
Adjustment to reflect BRSP cash dividend declared	(32,514)	(4,660)	(9,089)	(28,243)	9,478	(25,723)	(40,165)	55,648	(22,999)	(18,207)
Preferred share redemption (gain) loss	4,992	-	-	2,127	2,865	-	-	-	-	-
Income tax effect on certain of the foregoing adjustments	9,269	-	(589)	8,195	1,663	(76,874)	(42,536)	(17,657)	(8,764)	(7,917)
Adjustments attributable to noncontrolling interests in investment entities	(412,137)	(91,676)	(132,237)	(105,150)	(83,074)	(830,241)	(15,334)	(406,824)	(223,136)	(184,947)
DE from discontinued operations	(126,569)	(5,958)	(9,003)	11,467	(123,075)	(28,661)	(25,874)	(12,391)	4,025	5,579
After-tax DE	**$ 4,502**	**$ 7,585**	**$ 1,569**	**$ (5,352)**	**$ 700**	**$ (72,174)**	**$ (5,578)**	**$ (10,213)**	**$ (25,373)**	**$ (31,010)**

($ in thousands)	2Q22 LTM	2Q22	1Q22	4Q21	3Q21	2Q21 LTM	2Q21	1Q21	4Q20	3Q20
After-tax DE	$ 4,502	$ 7,585	$ 1,569	$ (5,352)	$ 700	$ (72,174)	$ (5,578)	$ (10,213)	$ (25,373)	$ (31,010)
Interest expense included in DE	55,357	14,142	13,280	13,775	14,160	48,427	11,834	12,387	11,972	12,234
Income tax expense (benefit) included in DE	(21,518)	(2,662)	(6,849)	631	(12,638)	(29,121)	(8,224)	(5,613)	(9,974)	(5,310)
Preferred dividends	65,113	15,759	15,759	16,139	17,456	74,064	18,516	18,516	18,516	18,516
Earnings of equity method investments	(25,898)	(6,982)	(6,691)	(6,441)	(5,784)	(10,656)	(6,216)	(4,440)	-	-
Placement fee expense	2,705	-	-	603	2,102	5,630	4,767	40	823	-
Net realized carried interest and incentive fees	73	-	1,172	(1,092)	(7)	(1,166)	(1,565)	11	140	248
Investment costs and non-revenue enhancing capital expenditures in DE	8,974	3,086	2,023	2,463	1,402	5,074	1,620	1,649	1,251	554
Non pro-rata allocation of income (loss) to NCI	693	-	231	231	231	(126)	223	201	201	(751)
Adjusted EBITDA	**$ 90,001**	**$ 30,928**	**$ 20,494**	**$ 20,957**	**$ 17,622**	**$ 19,952**	**$ 15,377**	**$ 12,538**	**$ (2,444)**	**$ (5,519)**

DIGITALBRIDGE

34

NON-GAAP RECONCILIATIONS

($ in thousands)	2Q22 LTM	2Q22	1Q22	4Q21	3Q21	2Q21 LTM	2Q21	1Q21	4Q20	3Q20
Digital IM net income (loss)	**$ 126,318**	**$ 67,995**	**$ (9,143)**	**$ 28,194**	**$ 39,272**	**$ 29,950**	**$ 15,786**	**$ 7,663**	**$ 2,702**	**$ 3,799**
Adjustments:										
Interest expense (income)	10,020	2,771	2,500	2,499	2,250	(4)	-	(1)	(1)	(2)
Investment expense (income)	(74)	(200)	138	(12)	-	236	-	32	204	-
Depreciation and amortization	24,821	5,375	5,276	5,928	8,242	31,890	6,298	8,912	6,421	10,259
Compensation expense—equity-based	10,609	3,361	3,191	2,011	2,046	4,163	1,786	1,533	655	189
Compensation expense—carried interest and incentive	86,374	49,069	(20,352)	25,921	31,736	10,139	8,266	(33)	994	912
Administrative expenses—straight-line rent	384	76	159	75	74	61	50	(2)	(1)	14
Administrative expenses—placement agent fee	3,949	-	-	880	3,069	8,220	6,959	59	1,202	-
Transaction-related and restructuring charges	13,127	4,042	3,942	2,516	2,627	51	51	-	-	-
Incentive/performance fee income	(117,772)	(110,779)	40	(5,720)	(1,313)	(4,489)	(4,489)	-	-	-
Equity method (earnings) losses	(60,758)	(1,016)	31,062	(31,608)	(59,196)	(24,146)	(11,203)	195	(6,744)	(6,394)
Other (gain) loss, net	2,966	424	3,055	(52)	(461)	(418)	(119)	(165)	(102)	(32)
Income tax (benefit) expense	9,321	2,006	2,374	1,852	3,089	1,630	2,236	7	(757)	144
Digital IM Adjusted EBITDA	**$ 109,285**	**$ 23,124**	**$ 22,242**	**$ 32,484**	**$ 31,435**	**$ 57,283**	**$ 25,621**	**$ 18,200**	**$ 4,573**	**$ 8,889**
Exclude: Start-up FRE of certain new strategies	9,227	2,335	2,362	2,306	2,224	7,681	2,059	1,938	1,842	1,842
Digital IM FRE	**$ 118,512**	**$ 25,459**	**$ 24,604**	**$ 34,790**	**$ 33,659**	**$ 64,964**	**$ 27,680**	**$ 20,138**	**$ 6,415**	**$ 10,731**
Wafra's 31.5% ownership	(34,085)	(4,700)	(7,615)	(11,033)	(10,737)	(19,870)	(8,210)	(6,555)	(2,522)	(2,583)
DBRG OP share of Digital IM FRE	**$ 84,427**	**$ 20,759**	**$ 16,989**	**$ 23,757**	**$ 22,922**	**$ 45,094**	**$ 19,470**	**$ 13,583**	**$ 3,893**	**$ 8,148**

	2Q22 LTM	2Q22	1Q22	4Q21	3Q21	2Q21 LTM	2Q21	1Q21	4Q20	3Q20
Digital Operating net income (loss) from continuing operations	**$ (315,300)**	**(85,428)**	**(74,141)**	**(83,909)**	**(71,822)**	**(167,496)**	**(10,850)**	**(64,260)**	**(53,591)**	**(38,795)**
Adjustments:										
Interest expense	138,400	37,233	36,184	35,144	29,839	120,808	29,272	31,132	41,815	18,589
Income tax (benefit) expense	(188)	161	(330)	(1,941)	1,922	(92,114)	(66,788)	(12,268)	(6,967)	(6,091)
Depreciation and amortization	515,602	145,817	122,891	126,436	120,458	400,034	126,227	122,221	78,554	73,032
Straight-line rent expenses and amortization of above- and below-market lease intangibles	239	(236)	(377)	370	482	(5,210)	(98)	(399)	(2,607)	(2,106)
Compensation expense—equity-based	3,730	752	752	1,918	308	1,492	308	308	728	148
Installation services	(1,961)	-	-	2,097	(4,058)	1,820	576	880	429	(65)
Transaction-related and restructuring charges	14,266	2,400	4,636	3,188	4,042	9,244	2,999	4,670	1,155	420
Other gain/loss, net	519	534	(956)	1,226	(285)	597	349	3	200	45
Digital Operating Adjusted EBITDA	**$ 355,307**	**$ 101,233**	**$ 88,659**	**$ 84,529**	**$ 80,886**	**$ 269,175**	**$ 81,995**	**$ 82,287**	**$ 59,716**	**$ 45,177**
Noncontrolling interests' share of Digital Operating Adjusted EBITDA	(294,331)	(83,590)	(73,162)	(70,329)	(67,250)	(224,917)	(68,219)	(68,339)	(50,096)	(38,263)
DBRG OP share of Digital Operating Adjusted EBITDA	**$ 60,976**	**$ 17,643**	**$ 15,497**	**$ 14,200**	**$ 13,636**	**$ 44,258**	**$ 13,776**	**$ 13,948**	**$ 9,620**	**$ 6,914**

DIGITALBRIDGE

35

36 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may from methodologies utilized by other REITs for similar performance measurements, and accordingly, may not be comparable to those of other REITs. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA): Adjusted EBITDA represents DE adjusted to exclude the following items: interest expense as included in DE, income tax expense or benefit as included in DE, preferred stock dividends, equity method earnings, placement fee expense, our share of realized carried interest and incentive fees net of associated compensation expense, certain investment costs for capital raising that are not reimbursable by our sponsored funds, and capital expenditures as deducted in DE. Adjusted EBITDA is presented on a reportable segment basis and for the Company in total. We believe that Adjusted EBITDA is a meaningful supplemental measure of performance because it presents the Company’s operating performance independent of its capital structure, leverage and non-cash items, which allows for better comparability against entities with different capital structures and income tax rates. However, because Adjusted EBITDA is calculated before recurring cash charges including interest expense and taxes and does not deduct capital expenditures or other recurring cash requirements, its usefulness as a performance measure may be limited. Distributable Earnings (DE): DE is an after-tax measure that differs from GAAP net income or loss from continuing operations as a result of the following adjustments, including adjustment for our share of similar items recognized by our equity method investments: transaction-related and restructuring charges; realized and unrealized gains and losses, except realized gains and losses from digital assets in Corporate and Other; depreciation, amortization and impairment charges; debt prepayment penalties, and amortization of deferred financing costs, debt premiums and debt discounts; our share of unrealized carried interest, net of associated compensation expense; equity-based compensation expense; equity method earnings from BRSP which is replaced with dividends declared by BRSP; effect of straight-line lease income and expense; impairment of equity investments directly attributable to decrease in value of depreciable real estate held by the investee; non-revenue enhancing capital expenditures; income tax effect on certain of the foregoing adjustments. Income taxes included in DE reflect the benefit of deductions arising from certain expenses that are excluded from the calculation of DE, such as equity-based compensation, as these deductions do decrease actual income tax paid or payable by the Company in any one period. There are no differences in the Company’s measurement of DE and AFFO. Therefore, previously reported AFFO is the equivalent to DE and prior period information has not been recast. DE is presented on a reportable segment basis and for the Company in total. We believe that DE is a meaningful supplemental measure as it reflects the ongoing operating performance of our core business by generally excluding items that are non-core operational in nature and allows for better comparability of operating results period-over-period and to other companies in similar lines of business. Digital Operating Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) and Adjusted EBITDA: The Company calculates EBITDAre in accordance with the standards established by the National Association of Real Estate Investment Trusts, which defines EBITDAre as net income or loss calculated in accordance with GAAP, excluding interest, taxes, depreciation and amortization, gains or losses from the sale of depreciated property, and impairment of depreciated property. The Company calculates Adjusted EBITDA by adjusting EBITDAre for the effects of straight-line rental income/expense adjustments and amortization of acquired above- and below-market lease adjustments to rental income, revenues and corresponding costs related to the delivery of installation services, equity-based compensation expense, restructuring and transaction related costs, the impact of other impairment charges, gains or losses from sales of undepreciated land, gains or losses from foreign currency remeasurements, and gains or losses on early extinguishment of debt and hedging instruments. The Company uses EBITDAre and Adjusted EBITDA as supplemental measures of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. EBITDAre represents a widely known supplemental measure of performance, EBITDA, but for real estate entities, which we believe is particularly helpful for generalist investors in REITs. EBITDAre depicts the operating performance of a real estate business independent of its capital structure, leverage and non-cash items, which allows for comparability across real estate entities with different capital structure, tax rates and depreciation or amortization policies. Additionally, exclusion of gains on disposition and impairment of depreciated real estate, similar to FFO, also provides a reflection of ongoing operating performance and allows for period-over-period comparability. However, because EBITDAre and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Investment Management Fee Related Earnings (Digital IM FRE): Digital IM FRE is calculated as recurring fee income and other income inclusive of cost reimbursements (related to administrative expenses), and net of compensation expense (excluding equity-based compensation, carried interest and incentive compensation) and administrative expense (excluding placement fees and straight-line rent). Digital IM FRE is used to assess the extent to which direct base compensation and operating expenses are covered by recurring fee revenues in the digital investment management business. We believe that Digital IM FRE is a useful supplemental performance measure because it may provide additional insight into the profitability of the overall digital investment management business. Digital IM FRE is measured as Adjusted EBITDA for the Digital IM segment, adjusted to reflect the Company’s Digital IM segment as a stabilized business by excluding FRE associated with new investment strategies that have 1) not yet held a first close raising FEEUM; or 2) not yet achieved break- even Adjusted EBITDA only for investment products that may be terminated solely at the Company’s discretion, collectively referred to as “Start-up FRE.” The Company evaluates new investment strategies on a regular basis and excludes Start-Up FRE from Digital IM FRE until such time a new strategy is determined to form part of the Company’s core investment management business. Assets Under Management (“AUM”): Assets owned by the Company’s balance sheet and assets for which the Company and its affiliates provide investment management services, including assets for which the Company may or may not charge management fees and/or performance allocations. Balance sheet AUM is based on the undepreciated carrying value of digital investments and the impaired carrying value of non digital investments as of the report date. Investment management AUM is based on the cost basis of managed investments as reported by each underlying vehicle as of the report date. AUM further includes uncalled capital commitments but excludes DBRG OP’s share of non wholly-owned real estate investment management platform’s AUM. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. DigitalBridge Operating Company, LLC (“DBRG OP”): The operating partnership through which the Company conducts all of its activities and holds substantially all of its assets and liabilities. DBRG OP share excludes noncontrolling interests in investment entities. Fee-Earning Equity Under Management (“FEEUM”): Equity for which the Company and its affiliates provides investment management services and derives management fees and/or performance allocations. FEEUM generally represents the basis used to derive fees, which may be based on invested equity, stockholders’ equity, or fair value pursuant to the terms of each underlying investment management agreement. The Company's calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Monthly Recurring Revenue (“MRR”): The Company defines MRR as revenue from ongoing services that is generally fixed in price and contracted for longer than 30 days. This presentation includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA and FRE. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in the reconciliations of historical Adjusted EBITDA and FRE to net income. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA or FRE to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income. In evaluating the information presented throughout this presentation see definitions and reconciliations of non-GAAP financial measures to GAAP measures. For purposes of comparability, historical data in this presentation may include certain adjustments from prior reported data at the historical period.

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